UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2016 (January 6, 2016)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 6, 2016, Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia” or the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC, as underwriters (together, the “Underwriters”), in connection with the sale by Acadia (the “Offering”) of an aggregate of 10,000,000 shares (the “Firm Shares”) of Acadia’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $61.00 per share. Pursuant to the Underwriting Agreement, Acadia has granted the Underwriters a 30-day option to purchase an aggregate of up to an additional 1,500,000 shares of Common Stock (the “Underwriters’ Option”).

The net proceeds to the Company, after underwriting discounts and commissions and before giving effect to the Underwriters’ Option, if exercised, will be approximately $594.8 million. Acadia intends to use the proceeds from the offering principally to fund its acquisition strategy, particularly to fund a portion of the purchase price for its planned acquisition of the Priory Group, a leading provider of behavioral healthcare services in the United Kingdom, and the fees and expenses related to the transaction. The closing of the sale of the Firm Shares is scheduled to occur on or about January 12, 2016.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. Pursuant to the Underwriting Agreement, Acadia agreed to indemnify the Underwriters against certain liabilities that could be incurred by them in connection with the Offering. In connection with the Offering, Waud Capital Partners, L.L.C. and certain of its affiliates, investment funds affiliated with Bain Capital Partners, LLC, investment funds affiliated with Advent International Corporation and the directors and executive officers of the Company have entered into 60-day “lock-up” agreements.

The Underwriters and/or their affiliates have provided and in the future may provide investment banking, commercial banking and/or advisory services to Acadia from time to time for which they have received and in the future may receive customary fees and expenses and may have entered into and in the future may enter into other transactions with Acadia. In particular, affiliates of certain of the Underwriters are lenders under the Company’s amended and restated senior credit facility.

The Offering was made pursuant to a prospectus supplement and an accompanying prospectus filed with the Securities and Exchange Commission pursuant to Acadia’s automatic shelf registration statement on Form S-3 (File No. 333-196611).

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1 and incorporated herein by reference.

Amendment to Sale and Purchase Deed for Priory Group Transaction

As previously reported, Acadia and Whitewell UK Investments 1 Limited, a private limited company registered in England and an indirect wholly-owned subsidiary of Acadia (the “Purchaser”) entered into a Sale and Purchase Deed dated as of December 31, 2015 (the “Acquisition Agreement”), with a number of subsidiaries indirectly held by certain funds managed and advised by Advent

International Corporation named therein (the “Institutional Sellers”), Appleby Trust (Jersey) Limited, a private limited liability company incorporated in Jersey, the management sellers named therein, pursuant to which, among other things, the Purchaser will acquire the entire issued share capital of Priory Group No. 1 Limited, a company incorporated in England and Wales. The parties (and/or their representatives) amended the Acquisition Agreement, effective as of January 6, 2016 (the “Amendment”). Pursuant to the Amendment, (i) the Institutional Sellers consented to Acadia selling in the Offering (if the Underwriters exercise the Underwriters’ Option) up to 1.5 million shares otherwise issuable to the Institutional Sellers and paying the net proceeds of any such sale to the Institutional Sellers in lieu of issuing a portion of the shares of Common Stock issuable to the Institutional Sellers under the terms of the Acquisition Agreement and (ii) Acadia agreed to issue additional shares of Common Stock for no additional consideration to the Institutional Sellers at closing of the acquisition such that the aggregate of the number of shares of Common Stock so issued, together with the 5.363 million shares otherwise issuable to the Institutional Sellers, all valued at the public offering price of $61.00 per share, would be equal to approximately $337.5 million (or approximately £225 million) but the number of shares to be issued would be reduced by the number of shares sold by virtue of the Underwriters exercising the Underwriters’ Option as referred to in subsection (i). The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment set forth as Exhibit 2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On January 5, 2016, Acadia issued a press release announcing the commencement of the Offering, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 6, 2016, Acadia issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
1	Underwriting Agreement, dated January 6, 2016, by and among Acadia and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC, as the underwriters named therein
2	Amendment to Sale and Purchase Deed, by and among the Purchaser, the institutional sellers named therein, Appleby Trust (Jersey) Limited, the management sellers named therein, and Acadia
5	Opinion of Waller Lansden Dortch & Davis, LLP
23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)
99.1	Press release of Acadia Healthcare Company, Inc., dated January 5, 2016
99.2	Press release of Acadia Healthcare Company, Inc., dated January 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: January 8, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
1	Underwriting Agreement, dated January 6, 2016, by and among Acadia and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies LLC, as the underwriters named therein
2	Amendment to Sale and Purchase Deed, by and among the Purchaser, the institutional sellers named therein, Appleby Trust (Jersey) Limited, the management sellers named therein, and Acadia
5	Opinion of Waller Lansden Dortch & Davis, LLP
23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)
99.1	Press release of Acadia Healthcare Company, Inc., dated January 5, 2016
99.2	Press release of Acadia Healthcare Company, Inc., dated January 6, 2016